UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 7, 2017
LIMELIGHT NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
222 South Mill Avenue, 8th Floor
Tempe, AZ 85281
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2017, Limelight Networks, Inc. (the “Company”) announced in a current report on Form 8-K that Joseph Gleberman expressed his intent to resign from the Board of Directors (the “Board”) prior to the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) and that his decision to resign is not the result of any disagreements with the Company relating to its operations, policies, or practices. Also on February 9, 2017, the Company announced the appointments of Doug Bewsher and Scott Genereux to the Board, and that following Mr. Gleberman’s resignation, the Board will again have seven members. On June 7, 2017, Mr. Gleberman officially resigned from the Board effective at the end of business. The Board is now composed of seven members, consisting of two Class I directors, two Class II directors, and three Class III directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2017, the Company held its annual meeting of stockholders. At the annual meeting, the following matters were submitted to the vote of the stockholders, with the results of voting on each such matter as set forth below:

Proposal 1: The Company’s stockholders approved a proposal to re-elect the following two Class I directors to the Company’s Board of Directors, each to hold office until the 2020 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified), with voting results as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Walter D. Amaral	70,005,989	2,350,367	26,912,284
Scott Genereux	71,244,773	1,111,583	26,912,284

Proposal 2: The Company’s stockholders approved a proposal to ratify the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2017, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,249,550	843,693	175,397	0

Proposal 3: The Company’s stockholders approved on a non-binding, advisory basis, the compensation of the named executive officers of the Company, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,194,392	9,438,512	1,723,452	26,912,284

Proposal 4: The Company’s stockholders recommended that the advisory vote on the compensation of the named executive officers of the Company be held every three years, with voting results as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
20,516,760	184,009	49,970,213	1,685,374	26,912,284

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: June 9, 2017	By:	/s/ Michael DiSanto
Michael DiSanto SVP, Chief Administrative and Legal Officer & Secretary